SENIOR EXECUTIVE SEVERANCE AGREEMENT


            THIS AGREEMENT is made as of March 31, 1998 by and between CENTRAL NATIONAL BANK, CANAJOHARIE, a national banking association located in Canajoharie, New York (the "Bank"), CNB FINANCIAL CORP., the bank holding company for the Bank (the "Corporation"), and DONALD L. BRASS (the "Executive").

                                   WITNESSETH:

            WHEREAS, the Board of Directors (the "Board") of the Corporation has authorized the Corporation to enter into severance agreements with certain key executives of the Corporation and the Bank; and

            WHEREAS, the Executive is a key executive of the Corporation and/or the Bank and has been selected by the Board as a key executive to be a party to this Agreement; and

            WHEREAS, should the Corporation receive any proposal from a third person concerning any possible business combination with, or acquisition of equity securities of, the Corporation, the Board believes it imperative that the Corporation and the Board be able to rely upon the Executive to continue in his position, and that the Corporation be able to receive and rely upon his advice, if it requests it, as to the best interests of the Corporation and its shareholders without concern that he might be distracted by the personal uncertainties and risks created by such a proposal; and

            WHEREAS, should the Corporation receive any such proposals, in addition to the Executive's regular duties, he may be called upon to assist in the assessment of such proposals, to advise management and the Board as to whether such proposals would be in the best interests of the Corporation and its shareholders, and to take such other actions as the Board might determine to be appropriate; and

            WHEREAS, the Board also desires to encourage the continued dedication of the Executive to the Corporation and the Bank and to promote the stability of the Corporation's and the Bank's management by providing certain protections for the Executive in the event that a Change in Control (as hereinafter defined) occurs with respect to the Corporation;

            NOW, THEREFORE, to assure the Corporation and the Bank that they will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Corporation, and to induce the Executive to remain in the employ of the Corporation, and for other good and valuable consideration, the Corporation, the Bank and the Executive agree as follows:

            1. Services During Certain Events. In the event a "person" or "group" (as such quoted terms are defined in Section 4(a)(ii) below) begins a tender or exchange offer, circulates a proxy to shareholders, or takes other steps seeking to effect a Change of Control (as defined in

Section 4(a) below), the Executive agrees that he will not voluntarily leave the employ of the Corporation and will render the services contemplated in the recitals to this Agreement until the earlier of (i) the date such person or group has abandoned or terminated his or its efforts to effect a Change of Control, or (ii) three (3) months after a Change of Control has occurred.

            2.    Termination After Change of Control.

                  (a) In the event of a Termination (as defined in Section 4(b)below) of the Executive's employment with the Corporation (including the Bank) within 24 months after a Change of Control of the Corporation, the Corporation shall be obligated, subject to the limitation contained in
      Section 2(b) below, to pay the Executive, as compensation for services rendered to the Corporation and as consideration for the covenant not to compete set forth in Section 6, an amount equal to 2.99 times the Executive's annualized base salary (exclusive of all bonus amounts) in effect immediately prior to the date of Termination. Such amount shall be payable to the Executive in eight (8) equal quarterly installments (subject to any applicable payroll or other taxes required to be withheld), over a two (2) year period, without interest, with the first such payment made not later than 30 days after the Executive's last day of employment with the Corporation and each succeeding payment being due on the same day of every third calendar month thereafter. In the event the Executive dies at any time during the two years following his Termination, any remaining unpaid installments provided for by this Section 2(a) shall be paid to his estate. Notwithstanding the foregoing, at the sole election of the Corporation, the entire amount payable to the Executive pursuant to this Section 2(a) may be paid in a lump sum, not later than the 30th day following the Executive's last day of employment with the Corporation.

                  (b) Notwithstanding anything in this Agreement to the contrary, in the event that the amount payable to the Executive pursuant to Section 2(a) above, when added to all other amounts paid or to be paid to, and the value of all property received or to be received by, the Executive in anticipation of or following a Change of Control, whether paid or received pursuant to this Agreement or otherwise (such other amounts and property being referred to herein as "Other Change in Control Payments"), would constitute an excess parachute payment within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (or any successor or renumbered section), then the amount payable pursuant to Section 2(a) of this Agreement or, as directed by the Executive, such Other Change in Control Payments shall be reduced to the maximum amount which, when added to such Other Change in Control Payments, does not constitute an excess parachute payment. For purposes of determining the extent to which payments pursuant to this Agreement and/or Other Change in Control Payments must be reduced, the value of the covenant not to compete set forth in Section 6 shall be valued by an independent certified public accounting firm retained by the Corporation.

            3. Other Employment. The Executive shall not be obligated to seek other employment for mitigation of the amounts payable or arrangements made under any provision of this

Agreement, nor shall any payments under this Agreement be reduced on account of any compensation, benefits or service credits for benefits from any employment that the Executive may obtain following his Termination.

            4. Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

                  (a) A "Change of Control" shall be deemed to have taken place if either:

                              (i) as the result of, or in connection with any
                        tender or exchange offer, consolidation, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Corporation before the Transaction shall cease for any reason to constitute at least 50% of the Board of Directors of the Corporation or any successor to the Corporation; or

                              (ii) any "person" (as that term is used in Section
                        13(d) and 14(d)(2) of the Securities and Exchange Act of 1934 (the "Exchange Act") as in effect on the date hereof), including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, directly or indirectly, of shares of the Corporation having more than 50% of the total number of votes that may be cast for the election of Directors of the Corporation; or

                              (iii) the Corporation is merged or consolidated
                        with another corporation and as a result of the merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Corporation, other than affiliates within the meaning of the Exchange Act or any party to the merger or consolidation; or

                              (iv) a tender offer or exchange offer is made and
                        consummated for the ownership of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding voting securities; or

                              (v) the Bank transfers substantially all of its
                        assets to another Corporation which is not a direct or indirect wholly-owned subsidiary of the Corporation.

                  (b) "Termination" shall mean (1) termination by the Corporation of the employment of the Executive with the Corporation (including the Bank) for any reason other than death, Disability (as defined in Section 4(d)) or Cause (as defined in Section 4(c)), or (2) the resignation of the Executive upon the occurrence of either of the following events:

                              (i) A reasonable determination (as defined below)
                        that there has been a significant change in the nature or scope of the Executive's authority from that prior to a Change of Control, a reduction in the Executive's total compensation (including all bonuses, incentive compensation and benefits) from that prior to a Change of Control, or a change in the location where the Executive is required to perform services from that prior to a Change of Control; or

                              (ii) A reasonable determination (as defined below)
                        that, as a result of a Change of Control and a change in circumstances thereafter significantly affecting the Executive's position, he is unable to exercise the authority, powers, function or duties attached to his position.

                  (c) "Cause" shall mean the Executive's unreasonable neglect or refusal to perform the material duties of his position, fraud, misappropriation or intentional material damage to the property or business of the Corporation or commission of a felony.

                  (d) "Disability" shall mean the Executive's absence from his duties with the Corporation on a full time basis for six (6) successive months, or for shorter periods aggregating seven (7) months or more in any year, as a result of the Executive's incapacity due to physical or mental illness, unless within 30 days after the Corporation gives written notice of termination following such absence the Executive shall have returned to the full time performance of his duties.

                  (e) "Reasonable Determination". Termination of the Executive's employment in the judgment of the Personnel/Compensation Committee's "reasonable determination" shall mean termination based on:

                              (i) subsequent to a Change in Control of the
                        Corporation, and without the Executive's express written consent, the assignment to him of any duties inconsistent with his positions, duties, responsibilities and status with the Corporation immediately prior to a Change in Control, or a change in the Executive's reporting responsibilities and status with the Corporation immediately prior to a Change in Control, or a change in the Executive's reporting responsibilities, or offices as in effect immediately prior to a Change in Control, or any removal of the Executive from, or any failure to re-elect him to, any of such positions, except in connection with the termination of his employment for Cause, Disability or retirement or as a result of his death; or

                              (iii) subsequent to a Change in Control of the
                        Corporation, a failure by the Corporation to continue any bonus plans in which the Executive is presently entitled to participate (the "Bonus Plans") as the same may be modified from time to time but substantially in the forms currently in effect, or a failure by the Corporation to continue the Executive as a participant in the Bonus Plans on at least the same basis as he presently participates in accordance with the Bonus Plans; or

                              (iv) subsequent to a Change in Control of the
                        Corporation and without the Executive's express written consent, the Corporation's requiring him to be based anywhere other than his present office location, except for required travel on the Corporation's business to an extent substantially consistent with his present business travel obligations; or

                              (v) subsequent to a Change in Control of the
                        Corporation, the failure by the Corporation to continue in effect any benefit or compensation plan, stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health and accident plan or disability plan in which the Executive is participating at the time of Change in Control of the Corporation (or plans providing him with substantially similar benefits), the taking of any action by the Corporation which would adversely affect the Executive's participation in or materially reduce his benefits under any of such plans or deprive him of any material fringe benefit enjoyed by him at the time of the Change in Control, or the failure by the Corporation to provide him with the number of paid vacation days to which he is then entitled in accordance with the Corporation's normal vacation policy in effect on the date hereof; or

                              (vi) subsequent to a Change in Control of the
                        Corporation, the failure by the Corporation to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in Section 7 hereof.

      For purposes of this subsection (e), "reasonable determinations" shall be made by an affirmative vote of at least 50% of the individuals who are both (A) members of the Board immediately prior to the applicable Change of Control, and (B) members of the board of directors of the successor entity by which the Executive is employed immediately prior to his resignation. If no individual is described in both (A) and (B) above, then "reasonable determinations" shall be made at the sole discretion of the Executive.

            5. Trade Secrets. It is recognized that the Corporation and the Bank have acquired and developed and will continue to acquire and develop techniques, plans, processes, computer programs, and lists of customers and their particular requirements which may pertain to Bank related services and equipment, and related trade secrets, know-how, research and development, which are proprietary and confidential in nature and are and will continue to be of unique value to the Corporation and the Bank and its business (all hereinafter referred to as "Confidential Information"). All Confidential Information known or in the possession of Executive shall be kept and maintained by him as confidential and proprietary to the Corporation and the Bank. The Executive shall not disclose any Confidential Information at any time directly or indirectly, in any manner to any person or firm, except to other employees of the Corporation and/or the Bank on a "need to know" basis. Upon termination of his employment for any reason, the Executive shall without demand therefore deliver to the Corporation all Confidential Information in his possession. The obligations of this Section shall survive the termination of this Agreement indefinitely.

            6.    Covenants Not to Compete

                  (a) For a period of two (2) years following the termination of the Executive's employment with the Bank for any reason, Executive covenants and agrees that he will not at any time directly or indirectly in any manner or under any circumstances or conditions whatsoever be or become interested, as an individual, partner, principal, agent, clerk, employee, stockholder, officer, director, trustee, or in any other capacity whatsoever, except as a nominal owner of stock of a public corporation, in any other business in any city or town where the Bank maintains an office at the time of the Executive's termination that in any way competes with the business of the Bank as it exists at the time of the Executive's termination, or engage or participate in, directly or indirectly (whether as an officer, director, employee, partner, consultant, holder of an equity or debt investment, lender or in any other manner or capacity), or lend his name (or any part or variant thereof) to, any business in any city or town where the Bank maintains an office at the time of the Executive's termination which is, or as a result of the Executive's engagement or participation would become, competitive with any aspect of the business of the Bank as it exists at the time of the Executive's termination or solicit any officer, director, employee or agent of the Bank or any subsidiary or affiliate of the Bank to become an officer, director, employee or agent of the Executive, his respective affiliates or anyone else; ownership, in the aggregate, of less than one percent (1%) of the outstanding shares of capital stock of any corporation with one or more classes of its capital stock listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a violation of the foregoing provision.

                  (b) The Executive hereby acknowledges that his services are unique and extraordinary, and are not readily replaceable, and hereby expressly agrees that the Bank, in enforcing the covenants contained in Sections 5 and 6, in addition to any other remedies provided for herein or otherwise available at law, shall be entitled in any court of equity having jurisdiction to an injunction restraining him in the event of a breach, actual or threatened, of the agreements and covenants contained in these Sections.

                  (c) The parties hereto believe that the restrictive covenants of these Sections are reasonable. However, if at any time it shall be determined by any court of competent jurisdiction that these Sections or any portion of them as written, are unenforceable because the restrictions are unreasonable, the parties hereto agree that such portions as shall have been determined to be unreasonably restrictive shall thereupon be deemed so amended as to make such restrictions reasonable in the determination of such court, and the said covenants, as so modified, shall be enforceable between the parties to the same extent as if such amendments had been made prior to the date of any alleged breach of said covenants.

                  (d) The provisions of this Section 6 shall not apply following the Executive's termination of employment with the Bank, if the Executive is not entitled to payment pursuant to this Agreement as a result of such termination.

            7. Successors. This Agreement shall be binding upon and inure to the benefit of the Executive and his estate, and the Corporation and any successors of the Corporation, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by the Executive.

            8. Miscellaneous. This Agreement represents the entire agreement between the parties with respect to the subject matter of this Agreement and specifically supersedes any and all oral or written agreements on its subject matter previously entered into by the parties, including without limitation the Change in Control Agreement, dated as of May 1, 1995, between the Bank, the Corporation and the Executive.

            9. Severability. Any provision in this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not be invalidate or render unenforceable such provision in any other jurisdiction.

            10. Controlling Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

            11. Term of Agreement.

                  (a) The initial term of this Agreement shall commence as of March 31, 1998 and shall continue through December 31, 1999, unless earlier terminated as provided herein. Thereafter, this Agreement shall be renewed for additional one year periods, unless either party gives written notice of non-renewal of this Agreement to the other party at least ninety
      (90) days prior to the expiration of the initial term or any renewal term; provided, however, that in no case shall this Agreement terminate; (i) within 24 months after the occurrence of a Change of Control, or (ii) during any period of time when the Corporation has knowledge that any person or group (such terms are defined in Section 4(a)(ii) above) has taken steps reasonably calculated to effect a Change in Control until, in the opinion of the Board, such person or group has abandoned or terminated his or its efforts to effect a Change of Control. Any determination by the Board that such person or group has abandoned or terminated his or its efforts to effect a Change of Control shall be conclusive and binding as the Executive.

                  (b) Notwithstanding any provisions of this Agreement, this Agreement shall not confer upon the Executive the right to be retained in the service of the Corporation (including the Bank) nor limit the right of the Corporation or the Bank to discharge or otherwise deal with the Executive. It is the express understanding of the Executive, the Corporation and the Bank that the Executive's employment shall at all times be "at will", notwithstanding any provisions of this Agreement. Accordingly, the Executive or the Corporation and Bank may terminate the Executive's employment with the Bank at any time for any reason.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date specified in the first paragraph of this Agreement.

                                    CNB FINANCIAL CORP.

                                    By: /s/ VANNESS D. ROBINSON
                                        ------------------------------
                                            VanNess D. Robinson, Chair
                                            Executive Committee




                                    CENTRAL NATIONAL BANK, CANAJOHARIE


                                    By: /s/ DONALD L. BRASS
                                        ------------------------------
                                            Donald L. Brass, President




                                   EXECUTIVE:



                                   /s/ PETER J. CORSO
                                   ------------------------------
                                       Peter J. Corso

                      SENIOR EXECUTIVE SEVERANCE AGREEMENT


            THIS AGREEMENT is made as of March 31, 1998 by and between CENTRAL NATIONAL BANK, CANAJOHARIE, a national banking association located in Canajoharie, New York (the "Bank"), CNB FINANCIAL CORP., the bank holding company for the Bank (the "Corporation"), and PETER J. CORSO (the "Executive").

                                   WITNESSETH:

            WHEREAS, the Board of Directors (the "Board") of the Corporation has authorized the Corporation to enter into severance agreements with certain key executives of the Corporation and the Bank; and

            WHEREAS, the Executive is a key executive of the Corporation and/or the Bank and has been selected by the Board as a key executive to be a party to this Agreement; and

            WHEREAS, should the Corporation receive any proposal from a third person concerning any possible business combination with, or acquisition of equity securities of, the Corporation, the Board believes it imperative that the Corporation and the Board be able to rely upon the Executive to continue in his position, and that the Corporation be able to receive and rely upon his advice, if it requests it, as to the best interests of the Corporation and its shareholders without concern that he might be distracted by the personal uncertainties and risks created by such a proposal; and

            WHEREAS, should the Corporation receive any such proposals, in addition to the Executive's regular duties, he may be called upon to assist in the assessment of such proposals, to advise management and the Board as to whether such proposals would be in the best interests of the Corporation and its shareholders, and to take such other actions as the Board might determine to be appropriate; and

            WHEREAS, the Board also desires to encourage the continued dedication of the Executive to the Corporation and the Bank and to promote the stability of the Corporation's and the Bank's management by providing certain protections for the Executive in the event that a Change in Control (as hereinafter defined) occurs with respect to the Corporation;

            NOW, THEREFORE, to assure the Corporation and the Bank that they will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Corporation, and to induce the Executive to remain in the employ of the Corporation, and for other good and valuable consideration, the Corporation, the Bank and the Executive agree as follows:

            1. Services During Certain Events. In the event a "person" or "group" (as such quoted terms are defined in Section 4(a)(ii) below) begins a tender or exchange offer, circulates a proxy to shareholders, or takes other steps seeking to effect a Change of Control (as defined in

Section 4(a) below), the Executive agrees that he will not voluntarily leave the employ of the Corporation and will render the services contemplated in the recitals to this Agreement until the earlier of (i) the date such person or group has abandoned or terminated his or its efforts to effect a Change of Control, or (ii) three (3) months after a Change of Control has occurred.

            2.    Termination After Change of Control.

                  (a) In the event of a Termination (as defined in Section 4(b)below) of the Executive's employment with the Corporation (including the Bank) within 24 months after a Change of Control of the Corporation, the Corporation shall be obligated, subject to the limitation contained in
      Section 2(b) below, to pay the Executive, as compensation for services rendered to the Corporation and as consideration for the covenant not to compete set forth in Section 6, an amount equal to 2.99 times the Executive's annualized base salary (exclusive of all bonus amounts) in effect immediately prior to the date of Termination. Such amount shall be payable to the Executive in eight (8) equal quarterly installments (subject to any applicable payroll or other taxes required to be withheld), over a two (2) year period, without interest, with the first such payment made not later than 30 days after the Executive's last day of employment with the Corporation and each succeeding payment being due on the same day of every third calendar month thereafter. In the event the Executive dies at any time during the two years following his Termination, any remaining unpaid installments provided for by this Section 2(a) shall be paid to his estate. Notwithstanding the foregoing, at the sole election of the Corporation, the entire amount payable to the Executive pursuant to this Section 2(a) may be paid in a lump sum, not later than the 30th day following the Executive's last day of employment with the Corporation.

                  (b) Notwithstanding anything in this Agreement to the contrary, in the event that the amount payable to the Executive pursuant to Section 2(a) above, when added to all other amounts paid or to be paid to, and the value of all property received or to be received by, the Executive in anticipation of or following a Change of Control, whether paid or received pursuant to this Agreement or otherwise (such other amounts and property being referred to herein as "Other Change in Control Payments"), would constitute an excess parachute payment within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (or any successor or renumbered section), then the amount payable pursuant to Section 2(a) of this Agreement or, as directed by the Executive, such Other Change in Control Payments shall be reduced to the maximum amount which, when added to such Other Change in Control Payments, does not constitute an excess parachute payment. For purposes of determining the extent to which payments pursuant to this Agreement and/or Other Change in Control Payments must be reduced, the value of the covenant not to compete set forth in Section 6 shall be valued by an independent certified public accounting firm retained by the Corporation.


            3. Other Employment. The Executive shall not be obligated to seek other employment for mitigation of the amounts payable or arrangements made under any provision of this

Agreement, nor shall any payments under this Agreement be reduced on account of any compensation, benefits or service credits for benefits from any employment that the Executive may obtain following his Termination.

            4. Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

                  (a) A "Change of Control" shall be deemed to have taken place if either:

                            (i) as the result of, or in connection with any
                      tender or exchange offer, consolidation, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Corporation before the Transaction shall cease for any reason to constitute at least 50% of the Board of Directors of the Corporation or any successor to the Corporation; or

                            (ii) any "person" (as that term is used in Section
                      13(d) and 14(d)(2) of the Securities and Exchange Act of 1934 (the "Exchange Act") as in effect on the date hereof), including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, directly or indirectly, of shares of the Corporation having more than 50% of the total number of votes that may be cast for the election of Directors of the Corporation; or

                            (iii) the Corporation is merged or consolidated with
                      another corporation and as a result of the merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Corporation, other than affiliates within the meaning of the Exchange Act or any party to the merger or consolidation; or

                            (iv) a tender offer or exchange offer is made and
                      consummated for the ownership of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding voting securities; or

                            (v) the Bank transfers substantially all of its
                      assets to another Corporation which is not a direct or indirect wholly-owned subsidiary of the Corporation.

                  (b) "Termination" shall mean (1) termination by the Corporation of the employment of the Executive with the Corporation (including the Bank) for any reason other than death, Disability (as defined in Section 4(d)) or Cause (as defined in Section 4(c)), or (2) the resignation of the Executive upon the occurrence of either of the following events:

                            (i) A reasonable determination (as defined below)
                      that there has been a significant change in the nature or scope of the Executive's authority from that prior to a Change of Control, a reduction in the Executive's total compensation (including all bonuses, incentive compensation and benefits) from that prior to a Change of Control, or a change in the location where the Executive is required to perform services from that prior to a Change of Control; or

                            (ii) A reasonable determination (as defined below)
                      that, as a result of a Change of Control and a change in circumstances thereafter significantly affecting the Executive's position, he is unable to exercise the authority, powers, function or duties attached to his position.

                  (c) "Cause" shall mean the Executive's unreasonable neglect or refusal to perform the material duties of his position, fraud, misappropriation or intentional material damage to the property or business of the Corporation or commission of a felony.

                  (d) "Disability" shall mean the Executive's absence from his duties with the Corporation on a full time basis for six (6) successive months, or for shorter periods aggregating seven (7) months or more in any year, as a result of the Executive's incapacity due to physical or mental illness, unless within 30 days after the Corporation gives written notice of termination following such absence the Executive shall have returned to the full time performance of his duties.

                   (e) "Reasonable Determination". Termination of the Executive's employment in the judgment of the Personnel/Compensation Committee's "reasonable determination" shall mean termination based on:

                            (i) subsequent to a Change in Control of the
                      Corporation, and without the Executive's express written consent, the assignment to him of any duties inconsistent with his positions, duties, responsibilities and status with the Corporation immediately prior to a Change in Control, or a change in the Executive's reporting responsibilities and status with the Corporation immediately prior to a Change in Control, or a change in the Executive's reporting responsibilities, or offices as in effect immediately prior to a Change in Control, or any removal of the Executive from, or any failure to re-elect him to, any of such positions, except in connection with the termination of his employment for Cause, Disability or retirement or as a result of his death; or

                            (iii) subsequent to a Change in Control of the
                      Corporation, a failure by the Corporation to continue any bonus plans in which the Executive is presently entitled to participate (the "Bonus Plans") as the same may be modified from time to time but substantially in the forms currently in effect, or a failure by the Corporation to continue the Executive as a participant in the Bonus Plans on at least the same basis as he presently participates in accordance with the Bonus Plans; or

                            (iv) subsequent to a Change in Control of the
                      Corporation and without the Executive's express written consent, the Corporation's requiring him to be based anywhere other than his present office location, except for required travel on the Corporation's business to an extent substantially consistent with his present business travel obligations; or

                            (v) subsequent to a Change in Control of the
                      Corporation, the failure by the Corporation to continue in effect any benefit or compensation plan, stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health and accident plan or disability plan in which the Executive is participating at the time of Change in Control of the Corporation (or plans providing him with substantially similar benefits), the taking of any action by the Corporation which would adversely affect the Executive's participation in or materially reduce his benefits under any of such plans or deprive him of any material fringe benefit enjoyed by him at the time of the Change in Control, or the failure by the Corporation to provide him with the number of paid vacation days to which he is then entitled in accordance with the Corporation's normal vacation policy in effect on the date hereof; or

                            (vi) subsequent to a Change in Control of the
                      Corporation, the failure by the Corporation to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in Section 7 hereof.

          For purposes of this subsection (e), "reasonable determinations" shall be made by an affirmative vote of at least 50% of the individuals who are both (A) members of the Board immediately prior to the applicable Change of Control, and (B) members of the board of directors of the successor entity by which the Executive is employed immediately prior to his resignation. If no individual is described in both (A) and (B) above, then "reasonable determinations" shall be made at the sole discretion of the Executive.

            5. Trade Secrets. It is recognized that the Corporation and the Bank have acquired and developed and will continue to acquire and develop techniques, plans, processes, computer programs, and lists of customers and their particular requirements which may pertain to Bank related services and equipment, and related trade secrets, know-how, research and development, which are proprietary and confidential in nature and are and will continue to be of unique value to the Corporation and the Bank and its business (all hereinafter referred to as "Confidential Information"). All Confidential Information known or in the possession of Executive shall be kept and maintained by him as confidential and proprietary to the Corporation and the Bank. The Executive shall not disclose any Confidential Information at any time directly or indirectly, in any manner to any person or firm, except to other employees of the Corporation and/or the Bank on a "need to know" basis. Upon termination of his employment for any reason, the Executive shall without demand therefore deliver to the Corporation all Confidential Information in his possession. The obligations of this Section shall survive the termination of this Agreement indefinitely.

            6.    Covenants Not to Compete

                  (a) For a period of two (2) years following the termination of the Executive's employment with the Bank for any reason, Executive covenants and agrees that he will not at any time directly or indirectly in any manner or under any circumstances or conditions whatsoever be or become interested, as an individual, partner, principal, agent, clerk, employee, stockholder, officer, director, trustee, or in any other capacity whatsoever, except as a nominal owner of stock of a public corporation, in any other business in any city or town where the Bank maintains an office at the time of the Executive's termination that in any way competes with the business of the Bank as it exists at the time of the Executive's termination, or engage or participate in, directly or indirectly (whether as an officer, director, employee, partner, consultant, holder of an equity or debt investment, lender or in any other manner or capacity), or lend his name (or any part or variant thereof) to, any business in any city or town where the Bank maintains an office at the time of the Executive's termination which is, or as a result of the Executive's engagement or participation would become, competitive with any aspect of the business of the Bank as it exists at the time of the Executive's termination or solicit any officer, director, employee or agent of the Bank or any subsidiary or affiliate of the Bank to become an officer, director, employee or agent of the Executive, his respective affiliates or anyone else; ownership, in the aggregate, of less than one percent (1%) of the outstanding shares of capital stock of any corporation with one or more classes of its capital stock listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a violation of the foregoing provision.

                  (b) The Executive hereby acknowledges that his services are unique and extraordinary, and are not readily replaceable, and hereby expressly agrees that the Bank, in enforcing the covenants contained in Sections 5 and 6, in addition to any other remedies provided for herein or otherwise available at law, shall be entitled in any court of equity having jurisdiction to an injunction restraining him in the event of a breach, actual or threatened, of the agreements and covenants contained in these Sections.

                  (c) The parties hereto believe that the restrictive covenants of these Sections are reasonable. However, if at any time it shall be determined by any court of competent jurisdiction that these Sections or any portion of them as written, are unenforceable because the restrictions are unreasonable, the parties hereto agree that such portions as shall have been determined to be unreasonably restrictive shall thereupon be deemed so amended as to make such restrictions reasonable in the determination of such court, and the said covenants, as so modified, shall be enforceable between the parties to the same extent as if such amendments had been made prior to the date of any alleged breach of said covenants.

                  (d) The provisions of this Section 6 shall not apply following the Executive's termination of employment with the Bank, if the Executive is not entitled to payment pursuant to this Agreement as a result of such termination.

            7. Successors. This Agreement shall be binding upon and inure to the benefit of the Executive and his estate, and the Corporation and any successors of the Corporation, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by the Executive.

            8. Miscellaneous. This Agreement represents the entire agreement between the parties with respect to the subject matter of this Agreement and specifically supersedes any and all oral or written agreements on its subject matter previously entered into by the parties, including without limitation the Change in Control Agreement, dated as of May 1, 1995, between the Bank, the Corporation and the Executive.

            9. Severability. Any provision in this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not be invalidate or render unenforceable such provision in any other jurisdiction.

            10. Controlling Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

            11.   Term of Agreement.

                  (a) The initial term of this Agreement shall commence as of March 31, 1998 and shall continue through December 31, 1999, unless earlier terminated as provided herein. Thereafter, this Agreement shall be renewed for additional one year periods, unless either party gives written notice of non-renewal of this Agreement to the other party at least ninety
      (90) days prior to the expiration of the initial term or any renewal term; provided, however, that in no case shall this Agreement terminate; (i) within 24 months after the occurrence of a Change of Control, or (ii) during any period of time when the Corporation has knowledge that any person or group (such terms are defined in Section 4(a)(ii) above) has taken steps reasonably calculated to effect a Change in Control until, in the opinion of the Board, such person or group has abandoned or terminated his or its efforts to effect a Change of Control. Any determination by the Board that such person or group has abandoned or terminated his or its efforts to effect a Change of Control shall be conclusive and binding as the Executive.

                  (b) Notwithstanding any provisions of this Agreement, this Agreement shall not confer upon the Executive the right to be retained in the service of the Corporation (including the Bank) nor limit the right of the Corporation or the Bank to discharge or otherwise deal with the Executive. It is the express understanding of the Executive, the Corporation and the Bank that the Executive's employment shall at all times be "at will", notwithstanding any provisions of this Agreement. Accordingly, the Executive or the Corporation and Bank may terminate the Executive's employment with the Bank at any time for any reason.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date specified in the first paragraph of this Agreement.

                                    CNB FINANCIAL CORP.



                                    By: /s/ VANNESS D. ROBINSON
                                        ------------------------------
                                            VanNess D. Robinson, Chair
                                            Executive Committee




                                    CENTRAL NATIONAL BANK, CANAJOHARIE


                                    By: /s/ DONALD L. BRASS
                                        ------------------------------
                                            Donald L. Brass, President




                                   EXECUTIVE:



                                   /s/ DONALD L. BRASS
                                   ------------------------------
                                       Donald L. Brass